UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 21, 2026

Primerica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of principal executive offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Primerica, Inc. (the “Company”) held its 2026 annual stockholders’ meeting (the “Annual Meeting”) on May 21, 2026. There were 31,397,082 shares of common stock outstanding and entitled to be voted, and 28,535,980 of those shares (approximately 91% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
John A. Addison, Jr.	26,817,258	512,490	21,756	1,184,476
Joel M. Babbit	26,874,390	459,525	17,589	1,184,476
Amber L. Cottle	27,016,062	312,528	22,914	1,184,476
Cynthia N. Day	25,110,328	2,220,778	20,398	1,184,476
Sanjeev Dheer	27,294,427	40,170	16,907	1,184,476
D. Richard Williams	26,364,898	964,215	22,391	1,184,476
Glenn J. Williams	27,048,998	280,624	21,882	1,184,476
Darryl L. Wilson	26,979,554	350,827	21,123	1,184,476
Barbara A. Yastine	26,483,751	847,445	20,308	1,184,476

Proposal 2: An advisory vote on executive compensation (Say-on-Pay) was approved.

For	Against	Abstain	Broker Non-Votes
26,914,943	403,201	33,360	1,184,476

Proposal 3: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

For	Against	Abstain	Broker Non-Votes
28,402,788	100,926	32,266	N/A

The information provided pursuant to Item 5.07 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2026		PRIMERICA, INC.

	By:	/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President, Chief Governance and Risk Officer and Deputy General Counsel